Long-Term CNM-Au8 Treatment Reduces Neurofilament Light Levels and Improves Survival: Results from the HEALEY ALS Platform Trial

HEALEY ALS Platform Trial

Marjan Sepassi, PharmD; James D. Berry, MD, MPH; Nicholas Maragakis, MD; Sabrina Paganoni, MD, PhD; Melanie Quintana, PhD; Eric A. Macklin, PhD; Benjamin R. Saville, PhD; Jinsy Andrews, MD; Jeremy Shefner, MD, PhD; Elijah Stommel MD, Meghan Hall; Mariah Connolly; Gale Kittle; Marianne Chase; Alex Sherman; Hong Yu; Lindsay Pothier; Kristin Drake, MBA; Lori Chibnik, PhD, MPH; Austin Rynders, RN; Jacob Evan, PA-C, Jeremy Evan, Karen S. Ho, PhD; Kyle McBride, MS; Alan Hartford, PhD; Robert Glanzman, MD FAAN; Benjamin Greenberg, MD; Merit E. Cudkowicz, MD; Michael T. Hotchkin; for the HEALEY ALS Platform Trial Study Group

CONCLUSIONS: Long-Term CNM-Au8 30mg Treatment Resulted in 1) Improved Survival vs. PRO-ACT Matched Controls, and 2) Decreased Plasma NfL Levels; NfL Decreases Were Greatest In Participants With Higher Baseline Levels (≥ Median)

NfL Analysis Methods

Plasma NfL was tested by the Quanterix Simoa Neurology 4-PLEX A assay. Change from baseline by treatment group was analyzed as the least-squares mean (LS mean) change of the natural logarithm (Ln) of the plasma NfL values (delta-Ln units).

Analyses by mixed model repeated measures (MMRM) with prespecified covariates including: (i) pre-treatment ALSFRS-R slope (delta-FS), (ii) months from symptom onset, (iii) use of riluzole, (iv) use of edaravone; (v) treatment by visit interaction. All visits graphed with n ≥ 10 participant data.

Survival Analysis Methods

Propensity score matching methods were prespecified and matching was conducted by an independent statistician blinded to survival outcomes. Nearest neighbor matching with a caliper of 0.2 was used based on the following pre-treatment (baseline) covariates: (i) age at onset, (ii) site of onset (bulbar or limb), (iii) TRICALS risk score, (iv) sex, (v) ALSFRS-R pre-treatment slope (delta-FS), (vi) body mass index (BMI), and (vii) diagnostic delay (in months). All participants exposed to CNM-Au8 30mg, including ex-placebo to OLE, with complete evaluable baseline covariates, were included (n=70).

Pre-specified covariates associated with survival risk were included in the cox model: (i) age at disease onset, (ii) sex, (iii) BMI, (iv) delta-FS, (v) ALSFRS-R Total Score, (vi) diagnostic delay (in months), (v) vital capacity (% predicted), (vi) vital capacity slope, and (vii) TRICALS risk score. Participants were right censored at last observed value (PRO-ACT) or through March/April 2024 (HEALEY).

Propensity Match Logit Scores Were Balanced

Supporting the validity of the matched set for survival analyses


HEALEY Long Term Survival | Propensity Score Distribution
CNM-Au8 30mg vs. PRO-ACT Propensity Matched Controls
(Propensity Score Distribution, Median ± IQR)
PRO-ACT Matched Controls (n=322)
CNM-Au8 30mg (n=70)
0.00
0.05
0.10
0.15
0.20
0.25
Propensity Logit Scores
by Participant

Sensitivity Analyses Demonstrated Consistent Evidence Supporting a Survival Benefit

Sensitivity Analyses: With Additional Matching Covariates	Primary Covariate Model [1]	Added Matching Covariate: Time from Symptom Onset	Added Matching Covariates: Both Time from Symptom Onset and Observation Time
Covariate Adjusted HR (95% Wald CI)	0.431 (0.276 -0.672)	0.399 (0.252 -0.631)	0.551 (0.359 – 0847)
Covariate-adjusted p-value	p= 0.0002	p <0.0001	p= 0.007
Unadjusted Cox HR (95% Wald CI)	0.574 (0.376 - 0.876)	0.542 (0.352 -0.833)	0.692 (0.461 – 1.039)
Log-rank, p-value	p = 0.0094	p = 0.0048	p = 0.074

1. Primary covariate model: (i) age at disease onset (p<0.0001), (ii) sex (p=0.276), (iii) BMI (p=0.01), (iv) delta-FS (p=0.185), (v) ALSFRS-R Total Score (p=0.344), (vi) diagnostic delay (p=0.698), (v) vital capacity (% predicted) (p=0.005), (vi) vital capacity slope (p=0.808), and (vii) TRICALS risk score (p=0.778)

Long-Term NfL Decline (All Evaluable)


CNM-Au8 30mg Plasma NfL Geometric Mean Change
Within Regimen Analyis | Long Term Extension | Quanterix 4NPA
All Evaluable with Baseline, n=99; LS Geometric Mean Difference ± SEM
Week 76 LS Difference of LS Mean on Ln Scale (SE) = -0.173 (0.076); p= 0.023
LS Geometric Mean Ratio
Change from Baseline
1.175
1.125
1.075
1.025
0.975
0.925
0.875
0.825
0
12
24
36
48
60
72
+ 10.3%
- 7.2%
Weeks
(Post-Baseline)
Double-Blind
Period
Open-Label Extension
CNM-Au8 30mg
Placebo
Ex-Placebo to CNM-Au8

Long-Term NfL Decline by Subset

Baseline NfL ≥ Median


CNM-Au8 30mg Plasma NfL Geometric Mean Change
In Participants with High Baseline NfL (≥ Median)
RGC Within Regimen Analyis | Long Term Extension | Quanterix 4NPA
All Evaluable with Baseline, n=53; LS Geometric Mean Difference ± SEM
LS Geometric Mean Ratio
Change from Baseline
Weeks
(Post-Randomization)
- 14.3%
Double-Blind
Period
Open-Label Extension
CNM-Au8 30mg
Placebo
ex-Placebo to CNM-Au8 LTE

CNM-Au8 NfL Responder Subset[2]


HEALEY CNM-Au8 Plasma NfL Responder Subset
RGC Within Regimen Analyis | Long Term Extension | Quanterix 4NPA
All Evaluable with Post-Baseline Data; LS Geometric Mean Difference ± SEM
Geometric Mean Change
from Baseline
1.00
0.90
0.80
0.70
0.60
0
12
24
36
48
60
72
Weeks
(Post-Baseline)
- 28%
Double-Blind Period
Open Label Period
CNM-Au8 NfL Responders (n=55)

2. NfL responders were defined all participants with consistent repeated post-baseline declines of at least 10 pg/mL, or with all post-baseline values declined

CNM-Au8 30 mg Treatment vs. PRO-ACT Matched Controls


CNM-Au8 30 mg Long Term Survival | HEALEY ALS Platform Trial
Original CNM-Au8 (n=59) and ex-Placebo to CNM-Au8 (n=11)
CNM-Au8 30mg vs. PRO-ACT Propensity Matched Controls
Time to All-Cause Mortality
Probability of Survival
100
75
50
25
0
Cov. Adj. HR: 0.431 (95% CI: 0.276 - 0.672)
Covariate Adj, p= 0.0002
Log-rank, p= 0.0094
0
6
12
18
24
30
36
42
48
Months
(Post-Baseline)
CNM-Au8 30mg
PRO-ACT Matched Controls
At Risk (n)
CMM-Au8: 70 70 65 51 41 32 18 3 0
Matched Controls: 322 259 174 43 25 16 6 5 3

Acknowledgements: We acknowledge the altruism of the participants and the contributions of the participating sites of the NEALS Consortium. The HEALEY ALS Platform Trial was funded by the Sean M. Healey and AMG Center for ALS, the AMG Charitable Foundation, Tackle ALS, The ALS Association, ALS Finding a Cure®, Muscular Dystrophy Association, ALS One, Arthur M. Blank Family Foundation, I AM ALS, Tambourine and many other community fundraising initiatives and donors. Partial funding was also provided by UCB Pharma, Biohaven Pharmaceuticals, Clene Nanomedicine Inc., and Prilenia Therapeutics.

CLENE NANOMEDICINE